UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report:   July 18, 2002
(Date of earliest event reported)

The Manitowoc Company, Inc.
 (Exact name of registrant as specified in its charter)

Wisconsin	1-11978	39-0448110
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

500 S. 16th Street, Manitowoc, Wisconsin 54221-0066
(Address of principal executive offices including zip code)

(920) 684-4410
(Registrant's telephone number, including area code)

Item 5. Other Events

On July 18, 2002, The Manitowoc Company, Inc. issued a press release announcing its earnings for the second quarter ended June 30, 2002. The press release is included as exhibit 20 of this report. The reader is referred to this exhibit for more information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE MANITOWOC COMPANY, INC.
(Registrant)

DATE: July 18, 2002	/s/ Carl J. Laurino
Carl J. Laurino
Treasurer and Interim Chief Financial Officer

THE MANITOWOC COMPANY, INC.

EXHIBIT INDEX

TO

FORM 8-K CURRENT REPORT

Dated as of July 18, 2002

Exhibit No.	Description	Filed Herewith

20	Press Release dated July 18, 2002, regarding the earnings of The Manitowoc Company, Inc. for the second quarter ended June 30, 2002.	X